Supplement dated September 19, 2016
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Active Portfolios® Multi-Manager Value Fund (the Fund)	10/1/2015
On September 14, 2016, the Fund's Board of Trustees approved the addition of Diamond Hill Capital Management, Inc. (Diamond Hill) to manage a portion of the Fund's assets, effective on or about October 1, 2016 (the Effective Date). Accordingly, the following changes are hereby made to the Fund's prospectus and summary prospectus.
On the Effective Date, the seventh paragraph under the caption “Principal Investment Strategies” in the “Summary of the Fund” section of the prospectus and summary prospectus is hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and will attempt to achieve the Fund’s objective by managing a portion of the Fund’s assets (the Columbia Management sleeve) and selecting one or more subadvisers to manage other sleeves independently of each other and Columbia Management. The Fund’s subadvisers are Diamond Hill Capital Management, Inc. (Diamond Hill) and Dimensional Fund Advisors LP (DFA). The subadvisers and Columbia Management each make investment decisions for their respective sleeves independently of one another.
The rest of the section remains the same.
On the Effective Date, the following information is added under the caption “Fund Management” in the “Summary of the Fund” section of the prospectus and summary prospectus for the Fund:
Subadviser: Diamond Hill Capital Management, Inc. (Diamond Hill)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Charles Bath, CFA	Managing Director, Investments and Portfolio Manager of Diamond Hill	Lead manager	October 2016
Austin Hawley, CFA	Co-Chief Investment Officer and Portfolio Manager of Diamond Hill	Co-manager	October 2016
Christopher Welch, CFA	Co-Chief Investment Officer and Portfolio Manager of Diamond Hill	Co-manager	October 2016
The rest of the section remains the same.
On the Effective Date, the seventh and eighth paragraphs under the caption “Principal Investment Strategies” in the “More Information About the Fund” section of the prospectus are hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and will attempt to achieve the Fund’s objective by managing a portion of the Fund’s assets (the Columbia Management sleeve) and selecting one or more subadvisers to manage other portions (or sleeves) independently of each other and Columbia Management. Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the subadvisers act independently of each other and use their own methodologies for selecting investments.
The Investment Manager is responsible for providing day-to-day portfolio management of a sleeve of the Fund and is also responsible for oversight of the subadvisers. The Fund’s subadvisers are Diamond Hill Capital Management, Inc. (Diamond Hill) and Dimensional Fund Advisors LP (DFA).
On the Effective Date, the following information is added as the last paragraph under the caption “Principal Investment Strategies” in the “More Information About the Fund” section of the prospectus:
Diamond Hill Sleeve
Diamond Hill typically invests in equity securities, including common and preferred stocks of U.S. companies that Diamond Hill believes are undervalued.
Diamond Hill focuses on its estimate of a company’s intrinsic value independent of its current market price. To estimate a company’s intrinsic value, Diamond Hill concentrates on the fundamental economic drivers of the company’s business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins, and other economic as well as non-economic factors, such as quality of company management, among others. Diamond Hill also considers the level of industry competition, any applicable regulatory factors, the threat of, for example, technological obsolescence, and other relevant industry factors. If Diamond Hill’s
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estimate of a company’s intrinsic value is sufficiently lower than the current market price for shares of the company, the company may be considered to be an attractive investment opportunity. Diamond Hill also relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where Diamond Hill has the highest level of conviction.
Once Diamond Hill invests in a security, it continues to monitor the company’s fundamentals and other factors, including those that may have given rise to the investment. Diamond Hill may sell a security if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating; or if it identifies a stock that it believes offers a better investment opportunity.
On the Effective Date, the following information is added under the caption “Subadviser” in the “More Information About the Fund - Primary Service Providers” section of the prospectus:
Diamond Hill, which has served as Subadviser to the Fund since October 2016, is located at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215. Diamond Hill, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.
The rest of the section remains the same.
On the Effective Date, the following information is added under the caption “Portfolio Managers” in the “More Information About the Fund - Primary Service Providers” section of the prospectus:
Subadviser: Diamond Hill Capital Management, Inc. (Diamond Hill)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Charles Bath, CFA	Managing Director, Investments and Portfolio Manager of Diamond Hill	Lead manager	October 2016
Austin Hawley, CFA	Co-Chief Investment Officer and Portfolio Manager of Diamond Hill	Co-manager	October 2016
Christopher Welch, CFA	Co-Chief Investment Officer and Portfolio Manager of Diamond Hill	Co-manager	October 2016
Mr. Bath joined Diamond Hill in 2002. Mr. Bath began his investment career in 1982 and earned a B.S. from Miami University and an M.B.A. from The Ohio State University.
Mr. Hawley joined Diamond Hill in 2008. Mr. Hawley began his investment career in 1999 and earned a B.A. and an M.B.A. from Dartmouth College.
Mr. Welch joined Diamond Hill in 2005. Mr. Welch began his investment career in 1995 and earned a B.A. from Yale University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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